Property, Plant and Equipment, Net - Schedule of Carrying Value of Property, Plant and Equipment on Finance Lease Arrangements (Details) - Motor Vehicles [Member]	Sep. 30, 2024 SGD ($)	Sep. 30, 2024 USD ($)	Mar. 31, 2024 SGD ($)
Property, Plant and Equipment [Line Items]
Motor vehicles	$ 2,189,331	$ 1,706,282	$ 1,559,976
Less: Accumulated amortization	(1,288,962)	(1,004,569)	(1,136,177)
Motor vehicles, net	$ 900,369	$ 701,713	$ 423,799